s
                                                              Exhibit 10(a)(iii)
                                                              ------------------


                         EMPLOYMENT AGREEMENT AMENDMENT

         This Employment Agreement Amendment entered into as of June 15, 2004, between American Medical Alert Corp., a New York Corporation (the "Company"), and Jack Rhian (the "Employee").


                  WHEREAS, the Company and the Employee entered into that certain Employment Agreement, dated as of January 31, 2000 and amended as of February 1, 2002 (the "Amended Employment Agreement"), pursuant to which the Employee and the Company entered into an employment agreement to employ the Employee as the Company's Vice President and Chief Operating Officer.

                  WHEREAS, the Employee has previously waived payment pursuant to, and has agreed to eliminate, the bonus payment provisions set forth in Section 5 of the Amended Employment Agreement.

                  NOW THEREFORE, the Company and the Employee hereby agree as follows:

                  1. Section 5 of the Amended Employment Agreement, is hereby amended by deleting such section in its entirety, and by substituting in lieu thereof, the following:

                  " 5.     Intentionally Deleted."

                  2. Employee hereby irrevocably waives, effective as of March 9, 2004, any and all payments due to him pursuant to Section 5 of the Amended Employment Agreement with respect to the Company's fiscal year ended December 31, 2003.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.


                                            AMERICAN MEDICAL ALERT CORP.


                                       By:  /s/ Richard Rallo
                                            ------------------------------------
                                            Name:  Richard Rallo
                                            Title: Chief Financial Officer


                                       By:  /s/ Jack Rhian
                                            ------------------------------------
                                            Jack Rhian, Employee